UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2020

CORTEXYME, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 East Grand Ave. South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 910-5717

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement

On February 5, 2020, Cortexyme, Inc. (the “Company”) entered into Stock Purchase Agreements (the “Purchase Agreements”) with certain accredited investors named therein (the “Investors”), including an entity affiliated with David A. Lamond, a member of the board of directors of the Company.

Pursuant to the Purchase Agreements, the Company agreed to issue and sell an aggregate of 2,500,000 shares of its common stock, par value $0.001 per share (the “Shares”), at a purchase price equal to $50.00 per share to the Investors for aggregate gross proceeds of $125.0 million (the “Offering”). The closing of the Offering is expected to occur on February 10, 2020.

Pursuant to the Purchase Agreements, the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) within 60 days after the closing of the Offering for purposes of registering the resale of the Shares. The Company agreed to use its reasonable efforts to cause this registration statement to be declared effective as soon as practicable after the filing thereof. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Shares.

All of the Shares were offered and will be sold by the Company pursuant to an exemption from the registration requirements of the Securities Act 1933, as amended, provided by Section 4(a)(2) as a transaction with accredited investors not involving a public offering.

The foregoing summary of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Purchase Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Stock Purchase Agreement

99.1	Press Release dated February 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEXYME, INC.

	By:	/s/ Christopher Lowe
Date: February 6, 2020	Title:	Chief Financial Officer

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